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                                                                EXHIBIT 21

LIST OF SUBSIDIARIES OF TRANSAMERICA CORPORATION

     All majority owned subsidiaries are included in the consolidated financial statements of the Corporation (all voting securities owned 100% directly or indirectly by the Corporation).

                                                             Jurisdiction of
                                                              Organization
                                                                 of Named
                                                               Subsidiary
                                                             _______________

ARC Reinsurance Corporation                                  Hawaii

Pyramid Insurance Company, Ltd.                              Hawaii
   Pacific Cable Ltd.                                        Bermuda
      TC Cable, Inc. (25% ownership)                         Delaware

River Thames Insurance Company Ltd. (51% ownership)          United Kingdom

Transamerica Finance Group, Inc.                             Delaware
   Transamerica Financial Services Finance Company           Delaware
   Transamerica HomeFirst, Inc.                              California
   Transamerica Finance Corporation                          Delaware
      BWAC Twelve, Inc.                                      Delaware
         Transamerica Insurance Finance Corporation          Maryland
            Transamerica Insurance Finance Corporation,
             California                                      California
            Transamerica Insurance Finance Corporation,
             Canada                                          Canada
            Transamerica Insurance Finance Company (U.K.)    Maryland
      Arcadia General Insurance Company                      Arizona
      Arcadia National Life Insurance Company                Arizona
      Transamerica Insurance Administrators, Inc.            Delaware
      First Credit Corporation                               Delaware
      Pacific Finance Loans                                  California
      Pacific Service Escrow Inc.                            Delaware
      Transamerica Acceptance Corporation                    Delaware
      Transamerica Credit Corporation                        Nevada
      Transamerica Credit Corporation                        Washington
      Transamerica Financial Consumer Discount Company       Pennsylvania
      Transamerica Financial Corporation                     Nevada
      Transamerica Financial Professional Services, Inc.     California
      Transamerica Financial Services, Inc.                  British Columbia
      Transamerica Financial Services                        California
         NAB Services, Inc.                                  California
      Transamerica Financial Services                        Wyoming
      Transamerica Financial Services Company                Ohio
      Transamerica Financial Services, Inc.                  Alabama
      Transamerica Financial Services, Inc.                  Arizona
      Transamerica Financial Services Inc.                   Hawaii
      Transamerica Financial Services, Inc.                  Kansas
      Transamerica Financial Services Inc.                   Minnesota




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                                                            Jurisdiction of
                                                              Organization
                                                                 of Named
                                                               Subsidiary
                                                             _______________

      Transamerica Financial Services, Inc.                  New Jersey
      Transamerica Financial Services, Inc.                  Texas
      Transamerica Financial Services (Inc.)                 Oklahoma
      Transamerica Financial Services of Dover, Inc.         Delaware
      TELCO Holding Co., Inc.                                Delaware
   Transamerica Commercial Finance Corporation, I            Delaware
      BWAC Credit Corporation                                Delaware
      BWAC International Corporation                         Delaware
      BWAC Twenty-One, Inc./Transamerica GmbH Inc.           Germany
         Transamerica Finanzierungs GmbH                     Germany
      Transamerica Business Credit Corporation               Delaware
      Transamerica Inventory Finance Corporation             Delaware
         Transamerica Commercial Finance Corporation         Delaware
            TCF Asset Management Corporation                 Colorado
            Transamerica Joint Ventures, Inc.                Delaware
         BWAC Seventeen, Inc.                                Delaware
            Transamerica Commercial Finance Corporation,
             Canada                                          Canada
         Transamerica Commercial Finance France S.A.         France
         BWAC Twenty-One, Inc.                               Delaware
            Transamerica Commercial Holdings Limited         United Kingdom
                  Transamerica Commercial Finance Limited    United Kingdom
                  Transamerica Trailer Leasing Limited
                    (51% ownership)                          United Kingdom
         Transamerica GmbH Inc.                              Delaware
            Transamerica Financieringsmattschappij B.V.      Netherlands
      TA Leasing Holding Co., Inc.                           Delaware
         Transamerica Leasing Inc.                           Delaware
            Transamerica Leasing Holdings, Inc.              Delaware
                  Greybox Services Ltd.                      United Kingdom
                  Greybox L.L.C.                             Delaware
                  Intermodal Equipment, Inc.                 Delaware
                     Transamerica Leasing N.V.               Belgium
                     Transamerica Leasing Srl.               Italy
                  Transamerica Container Acquisition
                   Corporation                               Delaware
                  Transamerica Distribution Services Inc.    Delaware
                  Transamerica Leasing Coordination Center   Belgium
                  Transamerica Leasing do Brasil Ltda.       Brazil
                  Transamerica Leasing GmbH                  Germany
                  Transamerica Leasing (HK) Ltd.             Hong Kong
                  Transamerica Leasing Limited               United Kingdom
                     ICS Terminals (U.K.) Limited            United Kingdom
                  Transamerica Leasing Proprietary Limited   South Africa
                  Transamerica Leasing Pty. Ltd.             Australia
                  Transamerica Leasing (Canada) Inc.         Canada
                  Transamerica Tank Container Leasing Pty.
                   Limited                                   Australia
                  Transamerica Trailer Holdings I Inc.       Delaware
                  Transamerica Trailer Holdings II Inc.      Delaware
                  Transamerica Trailer Holdings III          Delaware


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                                                            Jurisdiction of
                                                              Organization
                                                                 of Named
                                                               Subsidiary
                                                             _______________

                  Transamerica Trailer Leasing AB            Sweden
                  Transamerica Trailer Leasing
                   (Belgium) N.V.                            Belgium
                  Transamerica Trailer Leasing
                   (Netherlands) B.V.                        Netherlands
                  Transamerica Trailer Leasing A/S           Denmark
                  Transamerica Trailer Leasing GmbH          Germany
                  Transamerica Trailer Leasing S.A.          France
                  Transamerica Trailer Leasing S.p.A.        Italy
                  Transamerica Trailer Spain, S.A.           Spain
                  Transamerica Transport Inc.                New Jersey

Transamerica Information Management Services, Inc.           Delaware

Transamerica Insurance Corporation of California             California
   Arbor Life Insurance Company                              Arizona
   Plaza Insurance Sales, Inc.                               California
   Transamerica Annuity Service Corporation                  New Mexico
   Transamerica Financial Resources, Inc.                    Delaware
      Financial Resources Insurance Agency of Texas, Inc.    Texas
      TBK Insurance Agency of Ohio                           Ohio
      Transamerica Financial Resources Insurance
       Agency of Alabama, Inc.                               Alabama
      Transamerica Financial Resources Insurance Agency
       of Massachusetts, Inc.                                Massachusetts
   Transamerica Securities Sales Corporation                 Maryland
   Transamerica International Insurance Services, Inc.       Delaware
      Bulkrich Trading Limited (50% ownership)               Hong Kong
      Home Loans & Finance Limited                           United Kingdom
   Transamerica Occidental Life Insurance Company            California
      Bulkrich Trading Limited (50% ownership)               Hong Kong
      First Transamerica Life Insurance Company              New York
      Transamerica Life Insurance and Annuity Company        North Carolina
         Transamerica Assurance Company                      Missouri
      Transamerica Life Insurance Company of Canada          Canada
      Transamerica Variable Insurance Fund, Inc.             Maryland
      USA Administration Services, Inc.                      Kansas
   Transamerica Products, Inc.                               California
      Transamerica Leasing Ventures, Inc.                    California
      Transamerica Products I, Inc.                          California
      Transamerica Products II, Inc.                         California
      Transamerica Products IV, Inc.                         California
   Transamerica Service Company                              Delaware

Transamerica International Holdings, Inc.                    Delaware
   TC Cable, Inc. (75% ownership)                            Delaware

Transamerica Investment Services, Inc.                       Delaware

Transamerica Investors, Inc.                                 Maryland

Transamerica LP Holdings Corp.                               Delaware

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
                                                            Jurisdiction of
                                                              Organization
                                                                 of Named
                                                               Subsidiary
                                                             _______________

Transamerica Realty Services, Inc.                           Delaware
   Pyramid Investment Corporation                            Delaware
   Transamerica Minerals Company                             California
   Transamerica Oakmont Corporation                          California
   Transamerica Properties, Inc.                             Delaware
   Transamerica Real Estate Management Co.                   California
   Transamerica Retirement Management Corporation            Delaware
   Ventana Inn, Inc.                                         California

Transamerica Telecommunications Corporation                  Delaware









































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